UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2004




                            Evergreen Resources, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                     001-13171               84-0834147
-----------------------------         ------------        -------------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)



1401 17th Street, Suite 1200, Denver, Colorado                    80202
----------------------------------------------                 ----------
  (Address of principal executive offices)                     (Zip Code)


                                 (303) 298-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            EVERGREEN RESOURCES, INC.

                                TABLE OF CONTENTS


                                                                         Page

Item 2.01.  Completion of Acquisition or Disposition of Assets.........    3

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued
            Listing Rule or Standard; Transfer of Listing..............    3

Item 5.01.  Changes in Control of Registrant...........................    3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.............................................    4

Signature..............................................................    5

Exhibit Index..........................................................    6

                            EVERGREEN RESOURCES, INC.


Item 2.01.   Completion of Acquisition or Disposition of Assets

     On September 28, 2004, Evergreen Resources, Inc. (the "Company") and Pioneer Natural Resources Company ("Pioneer") consummated the merger (the "Merger") as set forth in the Agreement and Plan of Merger, dated May 3, 2004 (the "Merger Agreement"), among the Company, Pioneer and BC Merger Sub, Inc., a wholly-owned subsidiary of Pioneer ("Merger Sub"). As a result of the Merger, the Company has become a wholly-owned subsidiary of Pioneer.

     Pursuant to the Merger Agreement, holders of approximately 43.6 million shares of the Company's common stock were entitled to elect, prior to the completion of the Merger, among three types of consideration for each share of the Company's common stock: (1) 1.1635 shares of Pioneer common stock, subject to allocation and proration; (2) $39.00 cash, subject to allocation and proration; or (3) 0.58175 shares of Pioneer common stock and $19.50 in cash. The Company's stockholders who did not make an election prior to completion of the Merger were deemed to have elected to receive 0.58175 shares of Pioneer common stock and $19.50 in cash per share of the Company's common stock. This represented a price per share of the Company's common stock of $39.00, based on Pioneer's last reported sales price on May 3, 2004 (the date of the Merger Agreement) of $33.52 per share. In addition, the Company's stockholders will receive additional cash consideration of $0.48 per share, which represents the pro rata gross proceeds less transaction costs from the Company's sale of its Kansas properties on September 27, 2004.

     The aggregate number of shares of Pioneer common stock to be issued in the Merger is approximately 25.4 million and the aggregate amount of cash to be paid in the Merger is approximately $871.4 million, including the consideration for the Kansas properties. The elections made and deemed made by the Company's stockholders to receive shares of Pioneer common stock as Merger consideration exceeded the maximum number of Pioneer shares issuable in the Merger pursuant to the Merger Agreement. Accordingly, the holders of the Company's common stock who made elections to receive all cash will receive, for each share of the Company's common stock, $39.00 in cash plus the $0.48 cash payment with respect to the Kansas properties, and holders who made elections to receive all Pioneer common stock will instead receive, for each share of the Company's common stock,
0.83746 shares of Pioneer common stock and $10.93 in cash plus the $0.48 cash payment with respect to the Kansas properties. Pursuant to the terms of the Merger Agreement, stockholders who elected to receive, for each share of the Company's common stock, 0.58175 shares of Pioneer common stock and $19.50 in cash, plus the $0.48 per share cash payment for the Kansas properties, will receive the form of payment that they elected, and stockholders who made no election will receive 0.58175 shares of Pioneer common stock and $19.50 in cash, plus the $0.48 payment with respect to the Kansas properties.

     A description of the Merger, including the related interests of directors and officers of the Company and Pioneer, was previously reported in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on August 30, 2004, on Schedule 14A.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     As a result of the Merger, the Company's common stock will be delisted from the New York Stock Exchange.

Item 5.01.   Changes in Control of Registrant

     As a result of the Merger, a change in control of the Company has occurred, whereby the Company has become a wholly-owned subsidiary of Pioneer.

     Pioneer financed the cash consideration for the Merger through borrowings under its $900 million 364-Day Credit Agreement with JPMorgan Chase Bank and a syndicate of other banks, dated as of September 28, 2004, the terms of which essentially mirror Pioneer's $700,000,000 5-Year Revolving Credit Agreement dated as of December 16, 2003.

     The information described above under "Item 2.01 Completion of Acquisitio or Disposition of Assets" is incorporated herein by reference.

                            EVERGREEN RESOURCES, INC.


Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             2.1 Agreement and Plan of Merger, dated May 3, 2004, among the Company, Pioneer and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, File No. 001- 13171, filed with the SEC on May 5, 2004).

                            EVERGREEN RESOURCES, INC.

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EVERGREEN RESOURCES, INC.




Date:   September 29, 2004              By:    /s/ Richard P. Dealy
                                             ----------------------------------
                                             Richard P. Dealy
                                             Vice President

                            EVERGREEN RESOURCES, INC.

                                  EXHIBIT INDEX


Exhibit No.        Description

    2.1 Agreement and Plan of Merger, dated May 3, 2004, among the Company, Pioneer and Merger Sub (incorporated by reference to
                   Exhibit 2.1 to the Company's Current Report on Form 8-K, File No. 001-13171, filed with the SEC on May 5, 2004).